UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 8.01 Other Events

Portfolio Update

As of April 30, 2020, TriLinc Global Impact Fund, LLC (“TGIF”) had $428.3 million in total financing commitments for business expansions and socioeconomic developments through its investment portfolio in Sub-Saharan Africa, Latin America, Southeast Asia, and Emerging Europe. The weighted average loan size of the portfolio is $9 million, with an average duration of 1.5 years. Since TGIF commenced operations and through April 30, 2020, TGIF has funded over $1.1 billion in aggregate investments to 89 borrower companies, including $104.8 million in temporary investments. Of the aggregate investment amount, TGIF has received $744 million in full aggregate transaction repayments (66.2% of total invested) from existing and exited trade finance, term loan, and temporary investment facilities.  Regionally, excluding temporary investments, TGIF has funded over $357.8 million to 28 borrower companies operating in 9 developing economies within Latin America, supporting 20,271 permanent employees; over $480.2 million to 47 borrower companies operating in or trading with 21 developing economies within Sub-Saharan Africa, supporting 18,909 permanent employees; over $172.7 million to 11 borrower companies operating in or trading with five developing economies within Southeast Asia, supporting 812 permanent employees; and over $17.8 million to three borrower companies in three countries within Emerging Europe, supporting 714 permanent employees.

April Press Release

On May 29, 2020, TGIF issued a press release to announce its investment activity for April 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits

       The following Exhibit is filed as part of this report.

Exhibit 99.1	Press Release of TriLinc Global Impact Fund, LLC

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains forward-looking statements (including, without limitation, statements concerning the use of financing provided to a borrower and the expected repayment of financing extended to the borrower) that are based on TGIF’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, the future operating performance of the borrower and those risks set forth in the “Risk Factors” section of TGIF’s most recent Annual Report on Form 10-K, as amended or supplemented by TGIF’s other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or TGIF’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that TGIF’s assumptions differ from actual results, TGIF’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. TGIF cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

May 29, 2020	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer